Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

CENTRAL DIVISION, DISTRICT OF UTAH

THE SCO GROUP INC.		Case No. 2:03cv00294 DK

Plaintiff,

vs.		ORDER REGARDING SCO’S
MOTION TO COMPEL DISCOVERY
INTERNATIONAL BUSINESS MACHINES		AND IBM’S MOTION TO COMPEL
CORP.		DISCOVERY

Defendant.

On February 6, 2004, the Court heard arguments regarding SCO Group Incorporated’s (SCO) compliance with the Court’s prior order of December 12, 2003. The Court also heard argument on SCO’s Motion to Compel Discovery. SCO was represented by Mark Heise, Brent Hatch and Kevin McBride. International Business Machines Corporation (IBM) was represented by David Marriot, Todd Schaughnessy, Chris Chow and Amy Sorenson.

The Court having heard argument, having read the parties` memoranda, having considered relevant case law, and finding good cause shown, hereby enters the following orders:

I. SCO

Plaintiff/Counterclaim-Defendant SCO is hereby ORDERED:

1. To fully comply within 45 days of the entry of this order with the Court’s previous order dated December 12, 2003. This is to include those items that SCO had difficulty in obtaining prior to the Court’s previously ordered deadline of January 12, 2004.

2. As previously ordered, SCO is to provide and identify all specific lines of code that IBM is alleged to have contributed to Linux from either AIX or Dynix. This is to include all lines of code that SCO can identify at this time.

3. SCO is to provide and identify all specific lines of code from Unix System V from which IBM’s contributions from AIX or Dynix are alleged to be derived.

4. SCO is to provide and identify with specificity all lines of code in Linux that it claims rights to.

5. SCO is to provide and identify with specificity the lines of code that SCO distributed to other parties. This is to include where applicable the conditions of release, to whom the code was released, the date and under what circumstances such code was released.

II. IBM

In light of what the Court considers SCO’s good faith efforts to comply with the Court’s prior order, the Court lifts the discovery stay it previously imposed.

Rule 26(b)(1) of the Federal Rules of Civil Procedure states in relevant part: “Parties may obtain discovery regarding any matter, not privileged, which is relevant to the subject matter involved in the pending action. . . The information sought need not be admissible at the trial if the information sought appears reasonably calculated to lead to the discovery of admissible evidence.” Fed. R. Civ. P. 26(b)(1). This rule has been interpreted broadly by the United States Supreme Court. See Oppenheimer Fund, Inc. v. Sanders, 437 U.S. 340, 351, 98 S. Ct. 2380 (1978). “[Alt the discovery stage, the concept of relevance should be construed very broadly.” Gohler, IRA, et al. v. Wood et al., 162 F.R.D. 691, 695 (D. Utah 1995). However, a court may limit discovery where “the discovery sought is. . obtainable from some other source that is more convenient, less burdensome, or less expensive.” Fed. R. Civ. P. 26(b)(2)(i). A court may also limit discovery if “the burden or expense of the proposed discovery outweighs its likely benefit.” Fed. R. Civ. P. 26 (b) (2) (iii) .

Based on the Court’s decision to lift the discovery stay and because relevance should be construed broadly at the discovery stage, IBM is hereby ORDERED:

1. To provide the releases of AIX and Dynix consisting of “about 232 products” as was represented by Mr. Marriott at the February 6, 2004 hearing. The releases are to be provided within 45 days of the entry of this order. Following this production, SCO is to provide additional memoranda to the Court indicating if and how these files support its position and how they are relevant. The memorandum is to include with specificity, and to the extent possible, identification of additional files SCO requests and the reasons for such requests. The Court will then consider ordering IBM to produce more code from AIX and Dynix. See American Medical Systems, Inc. v. National Union Fire Ins. Co., 1999 WL 562738, p. 2-3 (ordering a party to first “procure relevant documents” and then reconsidering the discovery request for the production of more documents).

2. Pursuant to Rule 26(b), SCO should use its best efforts to obtain relevant discovery from the Linux contributions that are known to the public, including those contributions publicly known to be made by IBM. IBM, however, is hereby ordered to provide to SCO any and all non-public contributions it has made to Linux.

3. IBM is to provide documents and materials generated by, and in possession of employees that have been and that are currently involved in the Linux project.(1) IBM is to include materials and documents from executives including inter alia, Sam Palmisano and Irving Wladawsky-Berger. Such materials and documents are to include any reports, materials or documents from IBM’s “ambitious Linux Strategy.” Steve Lohr, A Mainstream Gian Goes Countercultural; I.B.M.’s Embrace of Linux Is a Bet That It Is the Software of the Future, N.Y. Times, March 20, 2000, Business/Financial Desk. The Court finds these materials are relevant because they may contain information regarding the use or alleged misuse of source code by IBM in its contributions to Linux.

5. IBM is ordered to provide further responses to SCO’s interrogatory numbers two, five and eleven. These responses are to include relevant information from all sources including top level management.

6. SCO seeks the proper identification of approximately 7,200 potential witness identified by IBM. IBM in its memoranda suggested that the parties might be able to reach some sort of an agreement as to the most important prospective trial witnesses and then IBM would provide the full contact information for these individuals. The Court orders IBM to properly identify a

(1) Although not part of SCO’s official written motion, SCO raised these discovery issues at oral argument and also alleged in its written memoranda that IBM failed to adequately respond to interrogatories and document requests that are the subject of these discovery items.

representative sample of the potential witnesses that is to include a 1000 of the most important prospective trial witnesses as agreed upon by SCO and IBM. Following the production of this information, the Court will consider the need for the proper identification of additional witnesses.

III. Both Parties

At the hearing on February 6, 2004, SCO represented that IBM failed to provide source logs that identify how documents were kept in the ordinary course of business pursuant to Rule 34(b). The Court orders both SCO and IBM to provide source logs according to Rule 34(b) for those materials produced in discovery.

Both SCO and IBM are to provide to the Court an affidavit detailing their respective efforts in complying with this order. These affidavits should also contain a statement that the respective answers and materials provided are given to the best of each parties’ knowledge and are complete, detailed and thorough.

In light of the Court’s order granting SCO’s motion to file an amended complaint, and IBM’s answer to SCO’s second amended complaint, the Court hereby orders:

Both SCO and IBM are to file additional memoranda with the Court addressing the impact, if any, of the second amended complaint and IBM’s subsequent answer on IBM’s Motion to Strike the 5th, 15th, and 19th Affirmative Defenses asserted by the SCO Group in its Answers to IBM’ Amended Counterclaims. Because this is IBM’s motion, IBM is to file its initial memoranda with the Court within 60 days of the entry of this order. SCO will then have 15 days to respond after IBM’s filing. IBM will have 7 days following SCO’s response to file a reply. Following the additional briefing, the Court will contact the parties to schedule a hearing regarding IBM’s motion to strike SCO’s affirmative defenses.

                DATED this 3rd day of March, 2004.

BY THE COURT

/s/ Brooke C. Well
BROOKE C. WELL
United States Magistrate Judge

blk

United States District Court

for the

District of Utah

March 3, 2004

* * CERTIFICATE OF SERVICE OF CLERK * *

Re:  2:03-cv-00294

True and correct copies of the attached were either mailed, faxed or e-mailed by the clerk to the following:

Brent O. Hatch, Esq.

HATCH JAMES & DODGE

10 W BROADWAY STE 400

SALT LAKE CITY, UT 84101

EMAIL

Stephen Neal Zack, Esq.

BOLES SCHILLER & FLEXNER

100 SE 2ND ST STE 2800

MIAMI, FL 33131

EMAIL

David K. Markarian, Esq.

BOLES SCHILLER & FLEXNER

100 SE 2ND ST STE 2800

MIAMI, FL 33131

Mark J. Heise, Esq.

BOLES SCHILLER & FLEXNER

100 SE 2ND ST STE 2800

MIAMI, FL 33131

EMAIL

Evan R. Chesler, Esq.

CRAVATH SWAINE & MOORE

825 EIGHTH AVE

NEW YORK, NY 10019

Thomas G. Rafferty, Esq.

CRAVATH SWAINE & MOORE

825 EIGHTH AVE

NEW YORK, NY 10019

David R. Marriott, Esq.

CRAVATH SWAINE & MOORE

825 EIGHTH AVE

NEW YORK, NY 10019

EMAIL

Mr. Alan L Sullivan, Esq.

SNELL & WILMER LLP

15 W SOUTH TEMPLE STE 1200

GATEWAY TOWER W SALT LAKE

CITY, UT 84101 EMAIL

Todd M. Shaughnessy, Esq. SNELL &

WILMER LLP

15 W SOUTH TEMPLE STE 1200

GATEWAY TOWER W SALT LAKE

CITY, UT 84101 EMAIL

Amy F. Sorenson, Esq. SNELL &

WILMER LLP

15 W SOUTH TEMPLE STE 1200

GATEWAY TOWER W SALT LAKE

CITY, UT 84101 EMAIL

Mr. Kevin P McBride, Esq. 1299

OCEAN AVE STE 900 SANTA

MONICA, CA 90401